Waddell & Reed Advisors
                    Government
                    Securities
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    -------------------------------------------
                    September 30, 2000

     CONTENTS

              3     Manager's Letter

              5     Performance Summary

              8     Portfolio Highlights

              9     Investments

             12     Statement of Assets and Liabilities

             13     Statement of Operations

             14     Statement of Changes in Net Assets

             15     Financial Highlights

             19     Notes to Financial Statements

             24     Independent Auditors' Report

             25     Income Tax Information

             26     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Government Securities Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Government Securities Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S LETTER OF GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------
SEPTEMBER 30, 2000

Dear Shareholder:

This report relates to the operation of the Waddell & Reed Advisors Government Securities Fund, Inc. for the fiscal period ended September 30, 2000. The following graphs and tables provide you with information regarding the Fund's performance during the period, while the following discussion provides you with information regarding the Fund's performance during the twelve months ended September 30, 2000. The Fund's board of directors recently approved a change in the Fund's fiscal year-end from March 31 to September 30.

Typically, the change in interest rates is the primary barometer for the performance of bond funds. Over the last 12 months, however, the Fund was most affected by the shape of the yield curve and the spread between mortgage-backed bonds and the underlying benchmark Treasury bond yield. During the year, short-term rates rose almost 1.5 percentage points, long-term rates barely moved and the spread between mortgage-backed securities to the Treasury rate was a roller coaster.

Short-term rates rose, but long rates held steady, despite potential inflationary pressure. The fear of inflation, due to the economy's strength, prompted the Fed to raise rates from 5.25 percent last October to its base rate of 6.5 percent today. This, however, did not affect longer-term Treasury rates. Usually long rates follow Fed-affected short rates, and usually the yield curve does not invert. The Treasury bond yield curve is the graphic representation of expected rates of return, for each maturity of bonds, from three-month Treasury bills to 30-year bonds. In the past century or so, rarely has the yield curve inverted, i.e. long-term rates drifting lower than short-term rates. This year it happened.

It happened this year because long rates did not rise as the Fed might have expected. The U.S. Treasury bought back some of its long-term debt. The U.S. dollar got stronger, calming inflation fears and luring foreign investment to the U.S. bond market. And finally, economic productivity seemingly offset inflation expectations.

What did change -- and this is what caused mayhem in the bond markets, we feel -
- was that so-called bond spreads widened precipitously. In a normal environment where the Treasury bond yield curve is upward sloping, all other sorts of bonds (such as bonds issued by U.S. government agencies and mortgage-backed securities, which comprise about 10 percent and 75 percent, respectively, of the Fund's portfolio) are measured against a Treasury bond benchmark. But with the yield curve inverted and with some market participants feeling that long-term Treasuries were becoming extinct, the "other bonds' anchor" was lost. Concurrently, mortgage-backed security spreads widened from a low of approximately 75 basis points in January 2000, to a high of approximately 145 basis points in April. Mortgage rates had similar upward movements during the year. When interest rates and spreads go up, bond prices and net asset value go down. These spread movements had the greatest marginal influence on the Fund's annual rate of return.

During the last year, we have maintained our heavy exposure to higher-yielding mortgage-backed securities, especially the collateralized mortgage obligations that have a measure of protection against interest rate swings. We extended the Fund's exposure to long-term Treasury securities at the beginning of the year when the Treasury initiated its buyback program. Also, we traded some shorter-term mortgage securities for intermediate-maturity ones, as we believe that the "disinverting" yield curve will be beneficial to intermediate securities, especially in the mortgage-backed arena.

The strategies and techniques we have employed resulted in the Fund underperforming its benchmark indices over the last twelve months. The Fund saw an increase of 1.74 percent during the last 12 months, as compared with the Lipper General U.S. Government Funds Universe Average (which reflects the performance of the universe of funds with similar investment objectives), which returned 6.12 percent for the year, and the Salomon Brothers Treasury/Govt. Sponsored/Mortgage Bond Index (which reflects the performance of securities that generally represent the U.S. government securities market, including mortgage-backed securities), which returned 7.28 percent over the same period. As noted above, our heavy exposure in mortgages made it difficult for us to take full advantage of the U.S. Treasury buyback program.

During 2001, we believe that the yield curve should return to its more normal, upwardly sloping shape, and that this will permit corporate and mortgage spreads to compress. We also feel that longer-term rates may rise a bit after declining to cyclical lows this past year. This rise may be caused by a slight increase in inflation and perhaps a decline in the value of the U.S. dollar, especially against the euro. Thank you for your continuing interest in the Fund and your ongoing confidence in our organization.


Sincerely,


James C. Cusser
Manager, Waddell & Reed Advisors Government Securities Fund, Inc.

Comparison of Change in Value of $10,000 Investment

===== Waddell & Reed Advisors Government Securities Fund, Inc., Class A Shares*
- $18,699
+++++ Salomon Brothers Treasury/Government Sponsored/Mortgage Bond Index -
$20,047
----- Lipper General U.S. Govt. Funds Universe Average - $18,226


                      Waddell & Reed
                           Advisors
                         GovernmentSalomon Brothers        Lipper
                         Securities      Treasury/   General U.S.
                              Fund,Government Spon-   Govt. Funds
                              Class sored/Mortgage       Universe
                           A Shares     Bond Index        Average
                         --------------------------  ------------
     03-31-91 Purchase      $ 9,575        $10,000        $10,000
     03-31-92                10,649         11,134         11,014
     03-31-93                12,312         12,584         12,406
     03-31-94                12,505         12,886         12,616
     03-31-95                13,067         13,522         13,010
     03-31-96                14,437         14,946         14,266
     03-31-97                14,978         15,678         14,759
     03-31-98                16,753         17,518         16,469
     03-31-99                17,664         18,669         17,360
     03-31-00                17,985         19,101         17,500
     09-30-00                18,699         20,047         18,226

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   9-30-00          1.74%      ---       ---       6.64%
5 Years Ended
   9-30-00          4.89%      ---       ---       6.08%
10 Years Ended
   9-30-00          7.15%      ---       ---       ---
Since inception of
   Class++ through
   9-30-00          ---        0.51%     4.64%     6.18%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-4-99 for Class B shares, 10-8-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

  Past performance is not predictive of future performance. Indexes are unmanaged.

     SHAREHOLDER SUMMARY
     -------------------------------------------------------------
     Waddell & Reed Advisors Government Securities Fund, Inc.

     PORTFOLIO STRATEGY:
                                     GOAL:   To seek as high a current
                                             income as is consistent with
                                             safety of principal.(Fun shares
                                             are not
                                             guaranteed by the
                                             U.S. Government or any
                                             government agency.)

                                 STRATEGY:   Invests exclusively in debt
                                             securities issued or guaranteed
                                             by the U.S. Government or its
                                             agencies or instrumentalities.
                                             The Fund invests in a
                                             diversified portfolio of U.S.
                                             Government securities, including
                                             treasury issues and mortgage-backed
                                             securities.  The Fund has no
                                             limitations on the range of
                                             maturities of the debt
                                             securities in which it may invest.

                                  FOUNDED:   1982

             SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

PERFORMANCE SUMMARY - Class A Shares

           PER SHARE DATA
For the Fiscal Period Ended September 30, 2000
---------------------------------------------
DIVIDENDS PAID                   $0.15
                                 =====
NET ASSET VALUE ON
   9-30-00                       $5.27
   3-31-00                        5.22
                                ------
CHANGE PER SHARE                 $0.05
                                ======

Past performance is not necessarily indicative of future results.


AVERAGE ANNUAL TOTAL RETURN (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 9-30-00     1.74%        6.26%            ---           ---
 5-year period
  ended 9-30-00     4.89%        5.80%            ---           ---
10-year period
  ended 9-30-00     7.15%        7.62%            ---           ---
Cumulative return
  since inception
  of Class (F)       ---          ---            0.51%         5.51%

(A)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 4.25% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

     AVERAGE ANNUAL TOTAL RETURN (A)
                              Class C               Class Y(B)
                       -----------------------      ----------
                           With      Without
     Period               CDSC(C)     CDSC(D)
     ------            ----------   ----------
      1-year period
       ended 9-30-00      ---          ---            6.64%
      5-year period
       ended 9-30-00      ---          ---            6.08%
     10-year period
       ended 9-30-00      ---          ---             ---
     Cumulative return
       since inception
       of Class (E)      4.64%        5.64%            ---
     Since inception
       of Class (E)       ---          ---            6.18%

     (A)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions.
        Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
     (B)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
     (C)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
     (D)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
     (E)10-8-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

PORTFOLIO HIGHLIGHTS

On September 30, 2000, Waddell & Reed Advisors Government Securities Fund, Inc. had net assets totaling $119,066,604 invested in a diversified portfolio.

As a shareholder of Waddell & Reed Advisors Government Securities Fund, Inc., for every $100 you had invested on September 30, 2000, your Fund owned:

 $31.53  Federal National Mortgage Association Bonds
  23.56  Miscellaneous U.S. Government Backed Bonds
  21.31  Federal Home Loan Mortgage Corporation Bonds
  13.23  United States Treasury
   6.79  Government National Mortgage Association Bonds
   3.58  Cash and Cash Equivalents

     THE INVESTMENTS OF
     WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND, INC.
     SEPTEMBER 30, 2000

                                                Principal
                                                Amount in
                                                Thousands        Value

     UNITED STATES GOVERNMENT SECURITIES
      Federal Home Loan Mortgage Corporation:
        11.0%, 1-1-03 .........................   $    15    $  15,570
        7.5%, 9-1-07 ..........................        46       46,385
        6.5%, 9-25-18 .........................     2,500    2,431,250
        7.0%, 1-15-19 .........................     4,500    4,483,125
        6.25%, 1-15-21 ........................     3,500    3,423,420
        8.0%, 2-1-23 ..........................     1,048    1,063,110
        6.5%, 11-1-24 .........................     1,718    1,661,917
        7.0%, 12-1-25 .........................     5,705    5,594,868
        7.5%, 3-15-29 .........................     3,500    3,487,960
        7.5%, 9-15-29 .........................     3,233    3,162,162
        Total .................................             25,369,767

      Federal National Mortgage Association:
        8.5%, 8-1-01 ..........................     1,042    1,041,841
        7.135%, 6-1-07 ........................     5,530    5,586,526
        7.15%, 6-1-07 .........................     2,244    2,267,039
        8.4%, 2-25-09 .........................     2,995    3,053,210
        6.09%, 4-1-09 .........................     3,944    3,731,552
        6.147%, 4-1-09 ........................     3,005    2,858,436
        0.0%, 2-12-18 .........................     2,500      763,550
        7.0%, 9-25-20 .........................       500      497,340
        6.5%, 8-25-21 .........................     7,000    6,807,500
        7.0%, 12-1-23 .........................     5,091    4,986,227
        7.42%, 10-1-25 ........................     5,984    5,953,522
        Total .................................             37,546,743

      Government National Mortgage Association:
        7.0%, 7-15-23 .........................     2,361    2,327,762
        7.0%, 8-20-27 .........................       650      636,916
        9.75%, 11-15-28 .......................     2,893    3,138,995
        7.75%, 10-15-31 .......................     1,952    1,977,067
        Total .................................              8,080,740

      United States Treasury:
        7.5%, 2-15-05 .........................     3,500    3,710,560
        6.5%, 8-15-05 .........................     2,500    2,562,900
        7.0%, 7-15-06 .........................     1,000    1,051,250
        11.25%, 2-15-15 .......................     3,800    5,648,928
        6.125%, 11-15-27 ......................     2,750    2,775,355
        Total .................................             15,748,993


                     See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
 Miscellaneous United States Government
   Backed Securities:
   Federal Agricultural Mortgage Corporation
    Guaranteed Agricultural Mortgage-Backed
    Securities,
    7.066%, 1-25-12  .....................   $ 6,582 $  6,404,119
   Tennessee Valley Authority,
    5.88%, 4-1-36  .......................     7,750    7,487,895
   United States Department of Veterans Affairs,
    Guaranteed REMIC Pass-Through Certificates,
    Vendee Mortgage Trust:
    1998-1 Class 2-B,
    7.0%, 6-15-19  .......................     3,000    2,987,790
    1998-3 Class B,
    6.5%, 5-15-20  .......................     1,500    1,467,645
    1999-1 Class 2-B,
    6.5%, 8-15-20  .......................     3,000    2,901,540
    2000-2 Class 2-D,
    7.5%, 9-15-26  .......................     3,250    3,291,632
   United States Government Guaranteed Development
    Company Participation Certificates,
    Series 1995-20 F, Guaranteed by the U.S.
    Small Business Administration (an
    Independent Agency of the United States),
    6.8%, 6-1-15  ........................     3,616    3,510,871
    Total  ...............................             28,051,492

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 96.42%                                 $114,797,735
 (Cost: $115,775,571)

TOTAL SHORT-TERM SECURITIES - 2.63%                  $  3,136,080
 (Cost: $3,136,080)

TOTAL INVESTMENT SECURITIES - 99.05%                 $117,933,815
 (Cost: $118,911,651)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.95%       1,132,789

NET ASSETS - 100.00%                                 $119,066,604


Notes to Schedule of Investments
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

     WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND, INC.
     STATEMENT OF ASSETS AND LIABILITIES
     SEPTEMBER 30, 2000
     (In Thousands, Except for Per Share Amounts)
     Assets
      Investment securities - at value
        (Notes 1 and 3) .................................     $117,934
      Cash   ............................................           32
      Receivables:
        Interest.........................................        1,352
        Fund shares sold ................................          146
        Investment securities sold ......................            1
      Prepaid insurance premium  ........................           12
      Other assets ......................................           18
                                                              --------
         Total assets  ..................................      119,495
                                                              --------
     Liabilities
      Payable to Fund shareholders  .....................          308
      Dividends payable  ................................           57
      Accrued transfer agency and dividend
        disbursing (Note 2) .............................           25
      Accrued service fee (Note 2)  .....................           19
      Accrued accounting services fee (Note 2)  .........            4
      Accrued distribution fee (Note 2)  ................            4
      Accrued management fee (Note 2)  ..................            3
      Other  ............................................            8
                                                              --------
         Total liabilities  .............................          428
                                                              --------
           Total net assets..............................     $119,067
                                                              ========
     Net Assets
      $0.01 par value capital stock
        Capital stock ...................................     $    226
        Additional paid-in capital ......................      122,204
      Accumulated undistributed loss:
        Accumulated undistributed net realized loss on
         investment transactions  .......................       (2,385)
        Net unrealized depreciation in value of
         investments  ...................................         (978)
                                                              --------
         Net assets applicable to outstanding units
           of capital ...................................     $119,067
                                                              ========
     Net asset value per share (net assets divided
      by shares outstanding)
      Class A  ..........................................        $5.27
      Class B  ..........................................        $5.27
      Class C  ..........................................        $5.27
      Class Y  ..........................................        $5.27
     Capital shares outstanding
      Class A  ..........................................       21,681
      Class B  ..........................................          289
      Class C  ..........................................          135
      Class Y  ..........................................          483
     Capital shares authorized ..........................    3,000,000
                            See notes to financial statements.

WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
(In Thousands)

                                          For the       For the
                                           fiscal     fiscal year
                                        period ended     ended
                                       September 30,   March 31,
                                            2000          2000
                                       -------------   ----------
Investment Income
 Interest and amortization (Note 1B)         $4,094        $9,004
                                             ------        ------
 Expenses (Note 2):
   Investment management fee ........           294           618
   Transfer agency and dividend disbursing:
    Class A .........................           137           336
    Class B .........................             2             1
    Class C .........................             1           ---*
   Service fee:
    Class A .........................           132           301
    Class B .........................             1           ---*
    Class C .........................             1           ---*
   Accounting services fee ..........            21            40
   Distribution fee:
    Class A .........................            10            25
    Class B .........................             4             2
    Class C .........................             2           ---*
   Audit fees .......................             7            10
   Custodian fees ...................             4             9
   Shareholder servicing - Class Y ..             2             3
   Legal fees .......................             1             7
   Other ............................            39           112
                                             ------        ------
    Total expenses  .................           658         1,464
                                             ------        ------
      Net investment income .........         3,436         7,540
                                             ------        ------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net loss on investments ...         (102)          (739)
 Unrealized appreciation (depreciation)
   in value of investments during the
   period ...........................         1,220        (4,577)
                                             ------        ------
   Net gain (loss) on investments ...         1,118        (5,316)
                                             ------        ------
    Net increase in net assets resulting from
      operations ....................        $4,554        $2,224
                                             ======        ======

*Not shown due to rounding.

                     See notes to financial statements.

     WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     (In Thousands)
                                              For the     For the fiscal
                                               fiscal       year ended
                                               period       March 31,
                                               ended     ---------------
                                              9-30-00     2000      1999
                                              --------    ----      ----
     Increase (Decrease) in Net Assets
      Operations:
        Net investment income ..........  $  3,436  $  7,540  $  7,892
        Realized net gain (loss) on
         investments  ..................      (102)     (739)    1,192
        Unrealized appreciation
         (depreciation)  ...............     1,220    (4,577)   (2,312)
                                          --------  --------  --------
         Net increase in net assets
           resulting from operations ...     4,554     2,224     6,772
           .............................  --------  --------  --------
      Dividends to shareholders from
        net investment income (Note 1D):*
        Class A ........................   (3,328)   (7,397)    (7,788)
        Class B ........................      (24)      (10)       ---
        Class C ........................      (13)       (3)       ---
        Class Y ........................      (71)     (130)      (104)
           .............................  --------  --------  --------
           .............................   (3,436)   (7,540)    (7,892)
           .............................  --------  --------  --------
      Capital share transactions
        (Note 5) .......................   (1,843)  (11,340)     4,219
                                          --------  --------   -------
           Total increase (decrease) ...     (725)  (16,656)     3,099
     Net Assets
      Beginning of period  .............   119,792   136,448   133,349
                                          --------  --------  --------
      End of period  ...................  $119,067  $119,792  $136,448
           .............................  ========  ========  ========
        Undistributed net investment income   $---      $---      $---
           .............................      ====      ====      ====

                      *See "Financial Highlights" on pages 15 - 18.


                            See notes to financial statements.

WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the
                     fiscal      For the fiscal year
                     period         ended March 31,
                     ended--------------------------------------
                    9-30-00    2000   1999    1998   1997    1996
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $5.22   $5.43  $5.46   $5.19  $5.32   $5.13
                      -----   -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........   0.15    0.31   0.32    0.33   0.33    0.34
 Net realized and
   unrealized gain
   (loss) on
   investments .....   0.05   (0.21) (0.03)   0.27  (0.13)   0.19
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......   0.20    0.10   0.29    0.60   0.20    0.53
                      -----   -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........  (0.15)  (0.31) (0.32)  (0.33) (0.33)  (0.34)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $5.27   $5.22  $5.43   $5.46  $5.19   $5.32
                      =====   =====  =====   =====  =====   =====
Total return* ......   3.97%   1.82%  5.44%  11.84%  3.75%  10.48%
Net assets, end
 of period (in
 millions)  ........   $114    $117   $134    $131   $129    $146
Ratio of expenses
 to average net
 assets  ...........   1.12%** 1.12%  0.96%   0.89%  0.91%   0.83%
Ratio of net investment
 income to average
 net assets  .......   5.85%** 5.77%  5.82%   6.14%  6.17%   6.34%
Portfolio turnover
 rate  .............  15.79%  26.78% 37.06%  35.18% 34.18%  63.05%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
**Annualized.


                     See notes to financial statements.

     WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class B Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:

                                                For the
                                 For the         period
                                 fiscal            from
                                 period        10-4-99*
                                 ended          through
                                 9-30-00        3-31-00
                                 -------        -------
     Net asset value,
      beginning of period          $5.22          $5.25
                                   ----           ----
     Income from investment
      operations:
      Net investment
        income ..........           0.13           0.13
      Net realized and
        unrealized gain (loss)
        on investments ..           0.05          (0.03)
                                   ----           ----
     Total from investment
      operations  .......           0.18           0.10
                                   ----           ----
     Less dividends declared
      from net investment
      income  ...........          (0.13)         (0.13)
                                   ----           ----
     Net asset value,
      end of period  ....          $5.27          $5.22
                                   ====           ====
     Total return .......           3.56%          1.88%
     Net assets, end of
      period (in millions)            $2             $1
     Ratio of expenses
      to average
      net assets  .......           1.92%**        1.85%**
     Ratio of net investment
      income to average
      net assets  .......           5.04%**        5.19%**
     Portfolio turnover
      rate  .............          15.79%         26.78%**

      *Commencement of operations.
     **Annualized.


                            See notes to financial statements.

WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                           For the
                            For the         period
                            fiscal            from
                             period       10-8-99*
                            ended          through
                            9-30-00        3-31-00
                            -------        -------
Net asset value,
 beginning of period          $5.22          $5.23
                              ----           ----
Income from investment
 operations:
 Net investment
   income ..........           0.13           0.12
 Net realized and
   unrealized gain (loss)
   on investments ..           0.05          (0.01)
                              ----           ----
Total from investment
 operations  .......           0.18           0.11
                              ----           ----
Less dividends declared
 from net investment
 income  ...........          (0.13)         (0.12)
                              ----           ----
Net asset value,
 end of period  ....          $5.27          $5.22
                              ====           ====
Total return .......           3.48%          2.08%
Net assets, end of
 period (000
 omitted)  .........           $714           $269
Ratio of expenses
 to average net
 assets  ...........           2.06%**        2.07%**
Ratio of net investment
 income to average
 net assets  .......           4.90%**        4.98%**
Portfolio turnover
 rate  .............          15.79%         26.78%**

 *Commencement of operations.
**Annualized.


                       See notes to financial statements.

     WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class Y Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:

                         For the                               For the
                          fiscal        For the fiscal yearperiod from
                          period           ended March 31,    9-27-95*
                          ended    --------------------------- through
                         9-30-00    2000   1999    1998   1997 3-31-96
                         -------   -----  -----   -----  ----- -------
     Net asset value,
      beginning of period  $5.22   $5.43  $5.46   $5.19  $5.32   $5.33
                           -----   -----  -----   -----  -----   -----
     Income from investment
      operations:
      Net investment
        income ..........   0.16    0.33   0.33    0.34   0.34    0.17
      Net realized and
        unrealized gain
        (loss) on
        investments .....   0.05   (0.21) (0.03)   0.27  (0.13)  (0.01)
                           -----   -----  -----   -----  -----   -----
     Total from investment
      operations  .......   0.21    0.12   0.30    0.61   0.21    0.16
                           -----   -----  -----   -----  -----   -----
     Less dividends declared
      from net investment
      income  ...........  (0.16)  (0.33) (0.33)  (0.34) (0.34)  (0.17)
                           -----   -----  -----   -----  -----   -----
     Net asset value,
      end of period  ....  $5.27   $5.22  $5.43   $5.46  $5.19   $5.32
                           =====   =====  =====   =====  =====   =====
     Total return .......   4.16%   2.20%  5.71%  12.02%  3.99%   3.04%
     Net assets, end of
      period (in
      millions)  ........     $3      $2     $2      $2     $1      $1
     Ratio of expenses
      to average net
      assets  ...........   0.77%** 0.75%  0.68%   0.66%  0.67%   0.60%**
     Ratio of net
      investment income
      to average net
      assets  ...........   6.20%** 6.15%  6.10%   6.37%  6.41%   6.40%**
     Portfolio
      turnover rate  ....  15.79%  26.78% 37.06%  35.18% 34.18%  63.05%**

      *Commencement of operations.
     **Annualized.


                           See notes to financial statements.

WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Government Securities Fund, Inc. (the "Fund"), formerly United Government Securities Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek as high a current income as is consistent with safety of principal. Effective for the fiscal period ended September 30, 2000, the Fund changed its fiscal year end for both financial reporting and Fedeeral income tax purposes to September 30 from March 31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in options and futures contracts on those securities. Government debt securities are valued using a pricing system provided by a pricing service or dealer in bonds. Other securities are valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the average of the latest bid and asked prices. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums and post-1984 market discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis and includes differences between cost and face amount on principal reductions of securities. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

E. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                                 Accounting Services Fee
                       Average
                    Net Asset Level           Annual Fee
               (all dollars in millions) Rate for Each Level
               ------------------------- -------------------
                From $    0 to $   10          $      0
                From $   10 to $   25          $ 11,000
                From $   25 to $   50          $ 22,000
                From $   50 to $  100          $ 33,000
                From $  100 to $  200          $ 44,000
                From $  200 to $  350          $ 55,000
                From $  350 to $  550          $ 66,000
                From $  550 to $  750          $ 77,000
                From $  750 to $1,000          $ 93,500
                     $1,000 and Over           $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                                 Accounting Services Fee
                       Average
                    Net Asset Level           Annual Fee
               (all dollars in millions) Rate for Each Level
               ------------------------- -------------------
                From $    0 to $   10          $      0
                From $   10 to $   25          $ 10,000
                From $   25 to $   50          $ 20,000
                From $   50 to $  100          $ 30,000
                From $  100 to $  200          $ 40,000
                From $  200 to $  350          $ 50,000
                From $  350 to $  550          $ 60,000
                From $  550 to $  750          $ 70,000
                From $  750 to $1,000          $ 85,000
                     $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.6125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $115,609. During the period ended September 30, 2000, W&R received $758 and $341 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $90,480 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $1,745, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of U.S. Government securities aggregated $18,022,326 while proceeds from maturities and sales aggregated $23,562,937 Purchases of short-term securities aggregated $321,812,734 while proceeds from maturities and sales aggregated $319,100,000.

     For Federal income tax purposes, cost of investments owned at September 30, 2000 was $119,168,664, resulting in net unrealized depreciation of $1,234,849, of which $1,012,707 related to appreciated securities and $2,247,556 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of $116,063 during the fiscal period ended September 30, 2000. Capital loss carryovers aggregated $2,132,809 at September 30, 2000, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $515,470 at September 30, 2002; $343,196 at September 30, 2003; $690,258 at September 30, 2004; $467,822 at
September 30, 2007; and $116,063 at September 30, 2008.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below.  Amounts are in
thousands.                  For the
                      fiscal period         For the fiscal year
                              ended             ended March 31,
                      September 30,  --------------------------
                               2000          2000          1999
                       ------------          ----          ----
Shares issued from sale
 of shares:
 Class A  ............        1,575         4,386         6,970
 Class B .............          192           179           ---
 Class C .............           89            67           ---
 Class Y  ............           94            57           351
Shares issued from
 reinvestment of dividends:
 Class A  ............          587         1,282         1,303
 Class B .............            4             2           ---
 Class C .............            2             1           ---
 Class Y  ............           12           229            19
Shares redeemed:
 Class A  ............       (2,854)       (8,120)       (7,387)
 Class B .............          (22)          (66)          ---
 Class C .............           (9)          (15)          ---
 Class Y  ............          (29)         (202)         (521)
                             ------         -----         -----
Increase (decrease) in
 outstanding capital
 shares ..............         (359)       (2,200)          735
                             ======         =====         =====
Value issued from sale
 of shares:
 Class A  ............      $ 8,197       $23,155       $38,397
 Class B .............          998           929           ---
 Class C .............          465           349           ---
 Class Y  ............          492         1,387         1,930
Value issued from
 reinvestment of dividends:
 Class A  ............        3,053         6,736         7,154
 Class B .............           23            10           ---
 Class C .............           12             3           ---
 Class Y  ............           61           115           102
Value redeemed:
 Class A  ............      (14,823)      (42,553)      (40,510)
 Class B .............         (115)         (344)          ---
 Class C .............          (46)          (78)          ---
 Class Y  ............         (150)       (1,049)       (2,854)
                           --------      --------      --------
Increase (decrease) in outstanding
 capital  ............       (1,843)     $(11,340)      $ 4,219
                           ========      ========       =======

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Government Securities Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Government Securities Fund, Inc. (formerly United Government Securities Fund, Inc.) (the "Fund") as of September 30, 2000, and the related statements of operations for the fiscal period then ended and the fiscal year ended March 31, 2000, the statements of changes in net assets for the fiscal period ended September 30, 2000, and each of the two fiscal years in the period ended March 31, 2000, and the financial highlights for the fiscal period ended September 30, 2000, and for each of the five fiscal years in the period ended March 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Government Securities Fund, Inc. as of September 30, 2000, the results of its operations for the fiscal period then ended and the fiscal year ended March 31, 2000, the changes in its net assets for the fiscal period ended September 30, 2000 and each of the two fiscal years in the period ended March 31, 2000, and the financial highlights for the fiscal period ended September 30, 2000, and for each of the five fiscal years in the period ended March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Kansas City, Missouri
November 3, 2000

INCOME TAX INFORMATION
September 30, 2000

     Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

     The dividends are not eligible for the dividend received deduction.

     The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

     Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

     DIRECTORS
     Keith A. Tucker, Overland Park, Kansas, Chairman of the Board James M. Concannon, Topeka, Kansas
     John A. Dillingham, Kansas City, Missouri
     David P. Gardner, San Mateo, California
     Linda K. Graves, Topeka, Kansas
     Joseph Harroz, Jr., Norman, Oklahoma
     John F. Hayes, Hutchinson, Kansas
     Robert L. Hechler, Overland Park, Kansas
     Henry J. Herrmann, Overland Park, Kansas
     Glendon E. Johnson, Miami, Florida
     William T. Morgan, Coronado, California
     Ronald C. Reimer, Mission Hills, Kansas
     Frank J. Ross, Jr., Kansas City, Missouri
     Eleanor B. Schwartz, Kansas City, Missouri
     Frederick Vogel III, Milwaukee, Wisconsin


     OFFICERS
     Robert L. Hechler, President
     James C. Cusser, Vice President
     Henry J. Herrmann, Vice President
     Theodore W. Howard, Vice President and Treasurer
     Kristen A. Richards, Vice President and Secretary
     Daniel C. Schulte, Vice President







     To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.














FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1011A(9-00)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.